                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          TRANSAMERICA INVESTORS, INC.
                (Name of Registrant as Specified In Its Charter)

                                NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

May 19, 1999

Dear Shareholder:


     We recently sent you a letter regarding the merger agreement between Transamerica Corporation, the parent company of the Funds' investment adviser, Transamerica Investment Services, Inc., and AEGON N.V., one of the world's leading international insurance groups. We expect the transaction to be completed in the next few months. However, you can rest assured that it will not cause any disruptions in the current products and services you receive from the Transamerica Premier Funds.


     In connection with the merger, there will be a Special Meeting of the shareholders of the Transamerica Premier Funds. At this meeting, you are being asked to vote on an important proposal affecting your Fund(s). The enclosed proxy materials provide information about the meeting and seek your approval of a new investment advisory agreement between your Fund(s) and Transamerica Investment Services, Inc. As you will note in the enclosed materials, the new investment advisory agreement is identical to the existing investment advisory agreement in all material respects. In the course of representing and protecting your interests, the Board of Directors has evaluated and unanimously approved the proposal and recommends that you vote "FOR" the new agreement.

     Your vote is important and we encourage you to vote promptly. You may cast your vote by marking the enclosed proxy card, signing it and returning it in the enclosed postage paid envelope. If you have any questions regarding the proposal to be voted on or need assistance in completing your proxy card, please contact us at 1-800-892-7587. In addition, if we have not received your vote prior to the meeting date, you may be contacted by our proxy solicitation firm. We hope that this contact will not be an inconvenience to you.

     I appreciate you taking the time to consider this important proposal. Thank you for investing with Transamerica Premier Funds and for your continuing support.

                                          Sincerely,

                                          /s/ Nicki Bair

                                          Nicki Bair
                                          President

                          TRANSAMERICA INVESTORS, INC.

                            1150 SOUTH OLIVE STREET


                             LOS ANGELES, CA 90015

                                 (800) 892-7587

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:


     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Transamerica Investors, Inc., a Maryland corporation (the "Corporation"), will be held on June 16, 1999, at 10:00 a.m. (Pacific Time), at the executive offices of the Corporation, 1150 South Olive Street, Los Angeles, CA 90015. At the Special Meeting, you and the other shareholders of the Corporation will be asked to consider and vote on the following matters:



     1. To approve a new investment advisory agreement between each of the Transamerica Premier Aggressive Growth Fund, the Transamerica Premier Small Company Fund, the Transamerica Premier Equity Fund, the Transamerica Premier Value Fund, the Transamerica Premier Index Fund, the Transamerica Premier Balanced Fund, the Transamerica Premier High Yield Bond Fund, the Transamerica Premier Bond Fund and the Transamerica Premier Cash Reserve Fund, each a portfolio series of the Corporation, and Transamerica Investment Services, Inc., as discussed in Part I of the attached Proxy Statement. (Each investment advisory agreement will be voted on only by shareholders of the relevant Fund.)



     2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.


     Shareholders of record at the close of business on May 10, 1999 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted.

                                          By Order of the Board of Directors

                                          /s/ Reid A. Evers

                                          Reid A. Evers


                                          Secretary


Los Angeles, California

May 19, 1999

                          TRANSAMERICA INVESTORS, INC.
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015

                                 (800) 892-7587


                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Transamerica Investors, Inc. (the "Corporation") for use at the Special Meeting of Shareholders of the Corporation, to be held at the executive offices of the Corporation, 1150 South Olive Street, Los Angeles, California 90015, on June 16, 1999 at 10:00 a.m. (Pacific Time), and at any and all adjournments thereof (the "Special Meeting").

     The Corporation currently consists of the following series of shares that have commenced operations: Transamerica Premier Aggressive Growth Fund, Transamerica Premier Small Company Fund, Transamerica Premier Equity Fund, Transamerica Premier Value Fund, Transamerica Premier Index Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund and Transamerica Premier Cash Reserve Fund (each a "Fund" and, collectively, the "Funds").


     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about May 19, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Corporation, c/o Transamerica Investment Services, Inc., at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.


     Shareholders of each Fund will vote separately by Fund on Proposal 1 (approval of a new investment advisory agreement).


     The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the votes of the relevant Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions will be counted as present. With respect to each Fund, Proposal 1 requires the approval of a "majority of the outstanding voting securities" of such Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Abstentions and broker "nonvotes" will have the effect of a vote against Proposal 1. Broker "nonvotes" occur when the Corporation receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. See "Proposal 1 -- Required Vote."



     The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams, personal interviews and other communications by officers, employees and agents of Transamerica Corporation ("Transamerica") and its affiliates. Authorization to execute proxies may be obtained telephonically or by electronically transmitted instructions. The Corporation has retained Georgeson & Company, Inc., 88 Pine Street, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining Georgeson & Company, Inc., which are anticipated to be approximately $10,000, and other expenses incurred in connection with the solicitation of proxies and the holding of the Special Meeting, will be borne by Transamerica or its affiliates and not by the Corporation.



     Holders of record of the shares of the Corporation at the close of business on May 10, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 1 sets forth the number of shares outstanding for each Fund as of the Record Date.

     Appendix 2 sets forth the beneficial owners of 5% or more of a Fund's shares. To the best of the Corporation's knowledge, as of May 10, 1999, no person owned beneficially 5% or more of any Fund's outstanding shares, except as stated in Appendix 2.



     Appendix 3 sets forth the number of shares of each Fund owned beneficially by the directors or executive officers of the Corporation. To the best of the Corporation's knowledge, as of May 10, 1999, no director or executive officer of the Corporation set forth in Appendix 3 owned beneficially any shares of the Corporation, except as stated in Appendix 3.


     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You can receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-892-7587 or writing the Corporation at the address shown at the beginning of this Proxy Statement.

                              I.  APPROVAL OF NEW

                         INVESTMENT ADVISORY AGREEMENT

                                  (PROPOSAL 1)



INTRODUCTION



     Transamerica Investment Services, Inc. ("TIS") acts as the investment adviser to each Fund pursuant to an investment advisory agreement entered into by the Corporation and TIS. The investment advisory agreement in effect with respect to each Fund and TIS prior to the consummation of the transaction described below between AEGON N.V. ("AEGON"), Tony Merger Corp. ("Merger Sub") and Transamerica (the "AEGON-Transamerica Transaction" or the "Transaction") is referred to in this Proxy Statement as a "Former Investment Advisory Agreement," and, collectively, the "Former Investment Advisory Agreements." The Former Investment Advisory Agreements in effect with respect to each of the Funds are evidenced by two distinct agreements between the Corporation and TIS. One such agreement relates to five of the Funds, and the other relates to the remaining four Funds. The investment advisory agreement proposed to become effective with respect to each of the nine Funds and TIS as of the consummation of the AEGON-Transamerica Transaction will also be evidenced by two distinct agreements between the Corporation and TIS (each a "New Investment Advisory Agreement", collectively, the "New Investment Advisory Agreements," and, together with the Former Investment Advisory Agreements, the "Investment Advisory Agreements"). Copies of the two forms of New Investment Advisory Agreement are attached hereto as Exhibits A and B.


THE AEGON-TRANSAMERICA TRANSACTION

     TIS is a direct wholly-owned subsidiary of Transamerica. On February 17, 1999, AEGON, Merger Sub, a wholly-owned subsidiary of AEGON, and Transamerica entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement, Transamerica will merge with and into Merger Sub. Merger Sub will be the surviving corporation in the Transaction, and the separate corporate existence of Transamerica will cease. The Certificate of Incorporation of Merger Sub will be amended to change the name of Merger Sub from Tony Merger Corp. to Transamerica Corporation. The result of the Transaction will be that Transamerica will become a wholly-owned subsidiary of AEGON.


     Consummation of the Transaction may be deemed to constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Advisory Agreement with TIS. As required by the 1940 Act, each of the Former Investment Advisory Agreements provides for its automatic termination in the event of its assignment. Accordingly, a New Investment Advisory Agreement with respect to each Fund and TIS was approved by the Board and is now being proposed for approval by the shareholders of each Fund. TIS is seeking an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Advisory Agreement within 150 days after the consummation of the Transaction, which is expected to occur in mid-June (and, consequently, within 150 days after the termination of its Former Investment Advisory Agreement). Pursuant to the exemptive order, should TIS choose to rely on it, each Fund's investment advisory fees would be held in escrow until the earlier of (i) shareholder approval of the Fund's New Investment Advisory Agreement and (ii) the expiration of the 150-day period. THE NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT ADVISORY AGREEMENT, EXCEPT FOR THE DATE OF EXECUTION AND THE TERMINATION DATE. The material terms of the Investment Advisory Agreements are described under "Description of the Investment Advisory Agreements" below.



     In connection with the Transaction, certain executive officers of Transamerica and its subsidiaries, including TIS and Transamerica Occidental Life Insurance Company (the "Administrator"), will receive certain benefits. Such benefits will include (i) the acceleration and cash-out of unvested stock options, vested stock options and stock appreciation rights and (ii) payments made under certain value added incentive plans. Such benefits may also include severance payments that are contingent upon an executive officer's termination. Mr. Nooruddin S. Veerjee, Chairman of the Board of Directors of the Corporation and an executive officer of the Administrator, and Mr. Rolle, a director of the Corporation and an executive officer of TIS and the Administrator, will receive a portion of such benefits.



BOARD'S RECOMMENDATION


     The Board met on May 7, 1999, and the Board members, including the Board members who are not parties to the New Investment Advisory Agreements or "interested persons" (as defined in the 1940 Act) (the "Non-Interested Directors" or "Non-Interested Board members") of any such party, voted to approve the New Investment Advisory Agreements and to recommend approval to the shareholders of each applicable Fund.


BOARD'S EVALUATION


     On May 7, 1999, the Board met with senior management personnel of TIS. As a result of its review and consideration of the Transaction and the proposed New Investment Advisory Agreements, the Board voted unanimously to approve the applicable New Investment Advisory Agreement and to recommend it to the shareholders of the respective Fund for their approval.

     In connection with its review, TIS and AEGON represented to the Board that: although integration of the businesses of Transamerica and AEGON may occur and therefore some changes may result, it is the current intention that the Transaction will have no material effect on the operational management of any Fund and that it will not result in any material change in the management or operations of TIS as they relate to the Funds; there will not be any increase in the advisory fee or any change in any other provision, other than the date of execution and the termination date, of any Investment Advisory Agreement as a result of the Transaction; and the Transaction will not adversely affect TIS's financial condition.

     In connection with its deliberations, the Board obtained such information as it deemed reasonably necessary to evaluate the New Investment Advisory Agreements and other agreements, including certain assurances from each of AEGON, Transamerica and TIS, including the following:

     - The Transaction will not result in any change in any Fund's investment objectives or policies.


     - There is a commitment to the continuance, without interruption, of services to the Funds of the type and quality currently provided by TIS.


     - The current plan is to maintain TIS's facilities and organization.


     Transamerica informed the Board that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board is expected to be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Transamerica has advised the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Transaction. Transamerica has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Transaction. In furtherance thereof, Transamerica has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction.



     In evaluating the New Investment Advisory Agreements, the Board took into account that the fees and expenses payable by each Fund under its New Investment Advisory Agreement are the same as under its Former Investment Advisory Agreement, that the services provided to each Fund are the same and that the other terms are, except for the date of execution and the termination date, identical. The Board noted that, in previously approving the Former Investment Advisory Agreements, the Board had considered a number of factors, including the nature and quality of services provided by TIS; investment performance, both that of each Fund itself and relative to that of competitive investment companies; the investment advisory fees and expense ratios of each Fund and competitive investment companies; TIS's profitability from managing each Fund; fallout benefits to TIS from its relationship to each Fund, including revenues derived from services provided to the Fund by affiliates of TIS; and the potential benefits to TIS and to each Fund and its shareholders of receiving research services from broker-dealer firms in connection with the allocation of portfolio transactions to such firms.


     The Board discussed the Transaction with the senior management of TIS, Transamerica and AEGON and among themselves. The Board considered that AEGON and Transamerica are large, well-established companies with substantial resources.

         AS A RESULT OF ITS REVIEW AND CONSIDERATION OF THE TRANSACTION
           AND THE NEW INVESTMENT ADVISORY AGREEMENTS, AT ITS MEETING
             THE BOARD VOTED TO APPROVE THE NEW INVESTMENT ADVISORY
                   AGREEMENTS AND TO RECOMMEND THEIR APPROVAL
                       TO THE SHAREHOLDERS OF EACH FUND.


DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENTS



     Except as disclosed below, the Former Investment Advisory Agreements and New Investment Advisory Agreements are substantially identical. Under the Investment Advisory Agreements, TIS provides each Fund with continuing investment advisory services. TIS also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Board may have determined.



     The Investment Advisory Agreement for each Fund appoints TIS to serve as investment adviser to the Fund, to provide the following investment advisory and administrative services, subject to the policies and control of the Board: (a) to supervise all aspects of the operations of the Corporation and the Fund, including the supervision and coordination of transfer agency, custodial and accounting services; (b) to provide such corporate, administrative and clerical personnel (including officers of the Corporation) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records; (c) to arrange for the periodic preparation, updating, filing and distribution of the Corporation's federal registration statement, state registration statements, proxy material, tax returns and required reports to Fund shareholders and the Commission and other regulatory authorities; (d) to provide to or obtain for the Corporation and the Fund adequate office space and all necessary office equipment and services; (e) to perform other administrative functions as the Board may deem necessary and appropriate, including: (i) computation and publication of the Fund's daily net asset value and daily income; (ii) computation of the Fund's yield and total return; (iii) scheduling, planning and conducting meetings of directors and shareholders; (iv) coordination of the efforts of the Corporation's auditors; (v) maintenance of corporate records not otherwise maintained by the custodian, transfer agent or accounting agent; (vi) monitoring of applicable state and federal laws; (vii) preparation and filing of the Corporation's federal, state and local tax returns; and (viii) coordination of the efforts of attorneys providing legal advice relating to the Corporation; (f) to maintain the Corporation's existence and, during such time as shares of the Fund are publicly offered, to maintain the registration and qualification of such shares under federal and state law;
(g) to obtain and evaluate pertinent information about significant developments, including economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund in particular, whether concerning the individual issues of the securities included in the Fund or the activities in which the issuers engage, or whether concerning the securities that TIS considers desirable for inclusion in the Fund; (h) to determine in its discretion which issuers and securities are to be owned or held in the Fund; (i) to formulate and implement a continuous investment program for the Fund; (j) to instruct the Fund's custodian as to deliveries of securities, transfer of currencies or payment of cash for the account of the Corporation; and (k) to take all actions which appear to the Corporation and the Fund necessary to effect the purchase and sale of securities for the Fund and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Fund.



     Each Investment Advisory Agreement provides that TIS will enter into an Administrative Services Agreement with the Administrator, Transamerica Occidental Life Insurance Company, an indirect wholly-owned subsidiary of Transamerica and an affiliate of TIS, under which the Administrator will furnish management and administrative personnel and services to assist TIS in carrying out its responsibilities under the Investment Advisory Agreement. As permitted by the Investment Advisory Agreement, the Administrator has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") under which State Street, as sub-administrator, furnishes certain administrative services to assist the Administrator in carrying out its responsibilities under its Administrative Services Agreement.


     Under each Investment Advisory Agreement, the expenses payable by TIS or the Administrator are: the salaries, employment benefits and related costs of those personnel necessary to perform TIS's obligations under the Investment Advisory Agreement; the expense of providing office space, equipment and facilities for the Fund; and the fees and expenses of the directors of the Corporation (other than the Non-Interested Directors) and any salaries and employment benefits of the officers of the Corporation who are affiliated persons of TIS or the Administrator for acting as officers of the Corporation. TIS may determine to pay (or to cause the Administrator to pay) additional expenses from time to time for the purpose of capping the expenses paid by the Fund, although it is within TIS's sole discretion to make such a determination or to terminate any such arrangement.


     Under each Investment Advisory Agreement, each Fund is responsible for all of its expenses, except for those agreed to be paid by TIS or the Administrator as described above. The expenses payable by the Fund include, without limitation: compensation payable to TIS; interest and taxes; brokerage commission and other costs in connection with the purchase and sale of securities, commodities and other investments, including portions of commissions that may be paid to reflect brokerage and research services provided to TIS; fees and expenses of the Non-Interested Directors; fees and expenses of the Corporation's independent public accountants; transfer agent, custodian and dividend disbursement agent fees and expenses; fees of dividend, accounting and pricing agents; fees and expenses related to the registration and qualification of the Corporation and the Fund's shares for distribution under state and federal securities laws; all costs attributable to investor services, administering shareholder accounts and handling shareholder relations; fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board; expenses of preparing and typesetting prospectuses; expenses of printing and mailing prospectuses sent to existing shareholders; all expenses incident to the payment of any dividend, distribution or redemption, whether in shares of the Fund or in cash; insurance premiums on property or personnel; such nonrecurring or extraordinary expenses as may arise, including litigation expenses and any indemnification by the Corporation of its officers, directors or agents with respect thereto; all costs attributable to periodic shareholder reports; all costs attributable to proxy solicitations; attorneys' fees of the Corporation; and such other expenses as the Board determines are properly payable by the Fund.



     In return for the services provided by TIS and the expenses it assumes under each Investment Advisory Agreement, each Fund pays TIS an advisory fee which is accrued daily and payable monthly. The advisory fee rate for each Fund under the Investment Advisory Agreements is set forth in Appendix 4. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate advisory fee to TIS during such period as also set forth in Appendix 4.

     At present, for each Fund, TIS has agreed to waive its fee, and the Administrator has agreed to assume any other operating expenses (other than certain extraordinary or non-recurring expenses), which together exceed a specified percentage of the average daily net assets of that Fund as set forth in Appendix 5. These waivers and subsidies may be terminated at any time without notice.



     Each Investment Advisory Agreement further provides that TIS shall not be liable for any error or judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Investment Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIS in the performance of its duties or from reckless disregard by TIS of its obligations and duties under such agreement. Each Investment Advisory Agreement also provides that purchase and sale opportunities which are suitable for more than one client of TIS will be allocated by TIS in an equitable manner. Lastly, each Investment Advisory Agreement contains a provision stating that it supersedes all prior agreements.


     Each Investment Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. As stated above, each Investment Advisory Agreement automatically terminates in the event of its assignment.


     TIS has acted as the investment adviser for each Fund since its commencement of operations, the date of which is set forth in the table in Appendix 6. Also shown in Appendix 6 is the effective date of each Former Investment Advisory Agreement, the date on which each Former Investment Advisory Agreement was last approved by the shareholders of each Fund and the date on which each Former Investment Advisory Agreement was last approved by the Board. In the case of each Fund, shareholder approval was last obtained for the purpose of obtaining initial shareholder approval of the Former Investment Advisory Agreement as required by the 1940 Act.



THE NEW INVESTMENT ADVISORY AGREEMENTS



     The New Investment Advisory Agreement for each Fund, if approved by the shareholders of that Fund, would be dated the date of the consummation of the Transaction, which is expected to occur in mid-June. Each New Investment Advisory Agreement would be in effect for an initial term of two years, and would be continued thereafter from year to year only if specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, by the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the Fund's New Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.



DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT ADVISORY AGREEMENTS


     The New Investment Advisory Agreements are identical to the Former Investment Advisory Agreements, except for the dates of execution and the termination dates.


TIS AND OTHER SERVICE PROVIDERS



     TIS is a Delaware corporation that is an investment adviser registered under the Investment Advisers Act of 1940, as amended. TIS has been in existence since 1967 and has provided investment services to investment companies since 1968. TIS is a direct wholly-owned subsidiary of Transamerica. TIS's address is 1150 South Olive Street, Los Angeles, California 90015. Appendix 7 includes information regarding each director and officer of the Corporation who is associated with TIS.

     The following table shows the address and principal occupation of the principal executive officer and each director of TIS:


NAME                                 ADDRESS               PRINCIPAL OCCUPATION
----                                 -------               --------------------
Richard N. Latzer..................     *      Director, President & Chief Executive Officer
                                               of TIS; Director & Chief Investment Officer
                                               of the Administrator
Gary U. Rolle......................     *      Director, Executive Vice President & Chief
                                               Investment Officer of TIS; Director & Chief
                                               Investment Officer of the Administrator
Thomas J. Cusack...................     *      Director of TIS; Chairman, President and
                                               Chief Executive Officer of the Administrator
Edgar H. Grubb.....................     *      Director of TIS; Director of the
                                               Administrator; Executive Vice President &
                                               Chief Financial Officer of Transamerica
Frank C. Herringer.................     *      Director of TIS; Director of the
                                               Administrator; Chairman, President & Chief
                                               Executive Officer of Transamerica


---------------
* c/o Transamerica Investment Services, Inc., 1150 South Olive Street, Los Angeles, CA 90015


     Transamerica is a financial services company with approximately $58.5 billion in assets. Its principal offices are located at 600 Montgomery Street, 24th Floor, San Francisco, California 94111. Transamerica's two major lines of business are life insurance (including asset management) and finance. As a result of the AEGON-Transamerica Transaction, Transamerica will become a direct wholly-owned subsidiary of AEGON.


     AEGON is headquartered in The Hague, The Netherlands, and is a holding corporation of one of the world's ten largest life insurance groups ranked by market capitalization and assets. Over 80% of AEGON's existing business is in life insurance, pensions and related savings and investment products. AEGON's address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.


     Vereniging AEGON ("Association AEGON") controls a majority voting interest in AEGON through its minority holding of common stock plus its holding of all the issued and outstanding preferred stock of AEGON. Except for the interest held by Association AEGON, the voting interest in AEGON is widely dispersed. Association AEGON currently intends to increase gradually its ownership of AEGON common stock to 40% by purchasing shares of common stock on the open market. At the same time, Association AEGON intends to decrease its holding of preferred stock. It is currently contemplated that, at all times, Association AEGON will maintain the majority of voting rights of AEGON. Association AEGON is registered in The Hague, The Netherlands and its address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.


     Directors, officers and employees of TIS from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is TIS's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     As stated above under "Description of the Investment Advisory Agreements," Transamerica Occidental Life Insurance Company serves as Administrator to the Funds. The Administrator is a direct wholly-owned subsidiary of Transamerica Insurance Corporation of California ("Transamerica Insurance"), which in turn is a direct wholly-owned subsidiary of Transamerica. The Administrator provides administrative and clerical services to the Funds. The Administrator receives its fee directly from TIS and receives no compensation from the Funds. The Administrator's address is 1150 South Olive Street, Los Angeles, California 90015.

     Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is a direct wholly-owned subsidiary of Transamerica Insurance. TSSC's address is 1150 South Olive Street, Los Angeles, California 90015. For the Investor Shares of each Fund, TSSC receives a Rule 12b-1 distribution fee of 0.25% of average daily net assets, except for the Premier Index

Fund and Premier Cash Reserve Fund, which pay a distribution fee of 0.10% of average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fee for the Premier Cash Reserve Fund. For the Class A and Class M shares of each Fund, TSSC receives a Rule 12b-1 distribution fee of 0.35% and 0.60%, respectively, of average daily net assets. The table contained in Appendix 8 sets forth for each Fund the fees paid to TSSC during the most recent fiscal year of the Fund.


     The Administrator and TSSC will continue to provide their respective services to the Funds, as described above, under the current arrangements if the New Investment Advisory Agreements are approved.


     Charles Schwab & Company is considered an affiliated broker of the Corporation because the Chief Executive Officer of its parent corporation is on the board of directors of Transamerica, the parent corporation of TIS, TSSC and the Administrator. The amount of commissions paid by the Funds to Charles Schwab & Company in 1998 was $1,200. For 1998, transactions effected through Charles Schwab & Company represented 0.0001% of the total commissions paid by the Funds to all brokers, and 0.0001% of the aggregate dollar amount of transactions made by the Funds through all brokers.


     State Street, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Funds. Under its custodian contract with the Corporation, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. Under a Transfer Agency Agreement, State Street is also responsible for processing redemption requests and crediting dividends to the accounts of shareholders of the Funds. Under a Sub-Administration Agreement, State Street is also responsible for furnishing certain administrative services to assist the Administrator in carrying out its responsibilities under its Administrative Services Agreement.


     Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, California 90017, performs audits of the Funds' financial statements.



REQUIRED VOTE



     Approval of each Fund's New Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Fund and (ii) 67% or more of the shares of that Fund present at the meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.


                      THE BOARD MEMBERS RECOMMEND THAT THE
          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

                             ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Corporation, c/o Transamerica Investment Services, Inc., at the address shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

ADJOURNMENT


     In the event that sufficient votes in favor of any proposal set forth in the Notice of a Special Meeting of Shareholders are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting after the date set for the original Special Meeting to permit further solicitation of proxies with respect to any such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer the action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting as permitted by the Corporation's By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by Transamerica or its affiliates. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.


IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                                                      APPENDIX 1


                            FUND SHARES OUTSTANDING


     The table below sets forth the number of shares outstanding for each Fund as of May 10, 1999.



                                                              NUMBER OF SHARES OUTSTANDING
FUND                                                               AS OF MAY 10, 1999
----                                                          ----------------------------
Transamerica Premier Aggressive Growth Fund.................            8,813,835
Transamerica Premier Small Company Fund.....................            7,300,256
Transamerica Premier Equity Fund............................           13,299,685
Transamerica Premier Value Fund.............................              845,475
Transamerica Premier Index Fund.............................            2,112,881
Transamerica Premier Balanced Fund..........................            3,445,741
Transamerica Premier High Yield Bond Fund...................            7,920,069
Transamerica Premier Bond Fund..............................            1,669,644
Transamerica Premier Cash Reserve Fund......................           90,679,573

                                                                      APPENDIX 2


                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES


                                                                                    AMOUNT AND
                                                                                     NATURE OF
                                         NAME AND ADDRESS                      BENEFICIAL OWNERSHIP     PERCENT OF
FUND                                    OF BENEFICIAL OWNER                        (# OF SHARES)           FUND
----                   -----------------------------------------------------  -----------------------   ----------
Transamerica Premier   CHARLES SCHWAB & CO INC                                       3,367,599             38.21%
  Aggressive Growth    101 MONTGOMERY ST
  Fund                 SAN FRANCISCO, CA 94104-4122
                       NATIONAL FINANCIAL SERVICES                                   1,193,015             13.54%
                       200 LIBERTY ST 5TH FL
                       1 WORLD TRADE CTR
                       NEW YORK, NY 10281-5500
                       ARC REINSURANCE CORPORATION                                     500,006              5.67%
                       1149 S HILL ST # H-344
                       LOS ANGELES, CA 90015-2212
                       NATIONAL INVESTORS SERVICES CORP                                449,663               5.1%
                       FOR THE EXCLUSIVE BENEFIT OF OUR
                       CUSTOMERS
                       55 WATER ST FL 32
                       NEW YORK, NY 10041-3299
Transamerica Premier   CHARLES SCHWAB & CO INC                                       3,491,406             47.83%
  Small Company Fund   101 MONTGOMERY ST
                       SAN FRANCISCO, CA 94104-4122
                       NATIONAL FINANCIAL SERVICES                                   1,104,937             15.14%
                       200 LIBERTY ST 5TH FL
                       1 WORLD TRADE CTR
                       NEW YORK, NY 10281-5500
                       ARC REINSURANCE CORPORATION                                     511,961              7.01%
                       1149 S HILL ST # H-344
                       LOS ANGELES, CA 90015-2212
                       NATIONAL INVESTORS SERVICES CORP                                402,911              5.52%
                       FOR THE EXCLUSIVE BENEFIT OF OUR
                       CUSTOMERS
                       55 WATER ST FL 32
                       NEW YORK, NY 10041-3299
Transamerica Premier   CHARLES SCHWAB & CO INC                                       5,504,266             41.39%
  Equity Fund          101 MONTGOMERY ST
                       SAN FRANCISCO, CA 94104-4122
                       NATIONAL FINANCIAL SERVICES                                   1,139,839              8.57%
                       200 LIBERTY ST 5TH FL
                       1 WORLD TRADE CTR
                       NEW YORK, NY 10281-5500
                       TRANSAMERICA CORPORATION                                        926,866              6.97%
                       600 MONTGOMERY ST
                       SAN FRANCISCO, CA 94111-2702

                                                                                    AMOUNT AND
                                                                                     NATURE OF
                                         NAME AND ADDRESS                      BENEFICIAL OWNERSHIP     PERCENT OF
FUND                                    OF BENEFICIAL OWNER                        (# OF SHARES)           FUND
----                   -----------------------------------------------------  -----------------------   ----------
                       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                  884,472              6.65%
                       PO BOX 512101
                       LOS ANGELES, CA 90051-0101
Transamerica Premier   ARC REINSURANCE CORPORATION                                     501,373              59.3%
  Value Fund           1149 S HILL ST # H-344
                       LOS ANGELES, CA 90015-2212
                       CHARLES SCHWAB & CO INC                                          76,919               9.1%
                       101 MONTGOMERY ST
                       SAN FRANCISCO, CA 94104-4122
Transamerica Premier   ARC REINSURANCE CORPORATION                                     594,575             28.14%
  Index Fund           1149 S HILL ST # H-344
                       LOS ANGELES, CA 90015-2212
                       TRANSAMERICA CORPORATION                                        516,413              24.3%
                       600 MONTGOMERY ST
                       SAN FRANCISCO, CA 94111-2702
                       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                  185,091              8.76%
                       PO BOX 512101
                       LOS ANGELES, CA 90051-0101
Transamerica Premier   CHARLES SCHWAB & CO INC                                         801,272             23.25%
  Balanced Fund        101 MONTGOMERY ST
                       SAN FRANCISCO, CA 94104-4122
                       TRANSAMERICA CORPORATION                                        599,343             17.39%
                       600 MONTGOMERY ST
                       SAN FRANCISCO, CA 94111-2702
                       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                  416,101             12.08%
                       PO BOX 512101
                       LOS ANGELES, CA 90051-0101
                       TRANSAMERICA INVESTMENT SERVICES, INC.                          259,004              7.52%
                       1150 S. OLIVE ST.
                       LOS ANGELES, CA 90015-2211
                       NATIONAL FINANCIAL SERVICES                                     226,197              6.56%
                       200 LIBERTY ST 5TH FL
                       1 WORLD TRADE CTR
                       NEW YORK, NY 10281-5500
Transamerica Premier   TRANSAMERICA LIFE INSURANCE & ANNUITY COMPANY                 7,640,519             96.47%
  High Yield Bond      1150 S OLIVE ST T-10
  Fund                 LOS ANGELES, CA 90015-2211

                                                                                    AMOUNT AND
                                                                                     NATURE OF
                                         NAME AND ADDRESS                      BENEFICIAL OWNERSHIP     PERCENT OF
FUND                                    OF BENEFICIAL OWNER                        (# OF SHARES)           FUND
----                   -----------------------------------------------------  -----------------------   ----------
Transamerica Premier   TRANSAMERICA REAL ESTATE TAX                                  1,250,259             74.88%
  Bond Fund            SERVICE
                       1150 S OLIVE ST STE 12700
                       LOS ANGELES, CA 90015-2297
                       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                  150,221               9.0%
                       PO BOX 512101
                       LOS ANGELES, CA 90051-0101
Transamerica Premier   TRANSAMERICA OCCIDENTAL LIFE                                 14,351,819             15.83%
  Cash Reserve Fund    INSURANCE COMPANY
                       1149 S BROADWAY ST STE B-527
                       LOS ANGELES, CA 90015-2213
                       TRANSAMERICA LIFE INSURANCE &                                13,212,785             14.57%
                       ANNUITY COMPANY
                       1149 S BROADWAY ST STE B-527
                       LOS ANGELES, CA 90015-2213
                       NORTHERN TRUST COMPANY TRUSTEE                               10,960,940             12.09%
                       TRANSAMERICA CORPORATION
                       EMPLOYEE STOCK SAVINGS TRUST
                       PO BOX 92956
                       CHICAGO, IL 60675-2256

                                                                      APPENDIX 3


             FUND SHARES OWNED BY DIRECTORS AND EXECUTIVE OFFICERS


                                                              AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP    PERCENT
NAME OF BENEFICIAL OWNER                                         (# OF SHARES)        OF FUND
------------------------                                      --------------------    -------
TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................               0
Sidney Harris, Director.....................................           6,774               *
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............          18,279               *
TRANSAMERICA PREMIER SMALL COMPANY FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................               0
Sidney Harris, Director.....................................               0
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............          12,276               *
TRANSAMERICA PREMIER EQUITY FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................               0
Sidney Harris, Director.....................................               0
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............           4,138               *
TRANSAMERICA PREMIER VALUE FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................           5,014               *
Sidney Harris, Director.....................................               0
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............          31,665               *
TRANSAMERICA PREMIER INDEX FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................               0
Sidney Harris, Director.....................................               0
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............           5,569               *
TRANSAMERICA PREMIER BALANCED FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................               0
Sidney Harris, Director.....................................               0
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............           1,867               *

                                                              AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP    PERCENT
NAME OF BENEFICIAL OWNER                                         (# OF SHARES)        OF FUND
------------------------                                      --------------------    -------
TRANSAMERICA PREMIER HIGH YIELD BOND FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................               0
Sidney Harris, Director.....................................               0
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............           1,072               *
TRANSAMERICA PREMIER BOND FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................               0
Sidney Harris, Director.....................................               0
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................               0
All directors and executive officers as a group.............             984               *
TRANSAMERICA PREMIER CASH RESERVE FUND
Nooruddin S. Veerjee, Chairman and Chief Executive
  Officer...................................................         467,578               *
Sidney Harris, Director.....................................          34,196               *
Charles C. Reed, Director...................................               0
Carl R. Terzian, Director...................................               0
Gary U. Rolle, Director.....................................         371,905               *
All directors and executive officers as a group.............       1,110,638           1.25%


---------------

* Indicates beneficial ownership of less than 1%.

                                                                      APPENDIX 4


                      FUND ADVISORY FEE RATES, NET ASSETS

                               AND ADVISORY FEES



     The information in the table below is for each Fund's last fiscal year, which in each case ended December 31, 1998.



                                                    ANNUAL             AGGREGATE
                                               ADVISORY FEE RATE        ADVISORY     AMOUNT OF    NET ADVISORY
FUND                         NET ASSETS    (% OF AVERAGE NET ASSETS)     FEES*      FEES WAIVED    FEES PAID
----                         ----------    -------------------------   ---------    -----------   ------------
Transamerica Premier
  Aggressive Growth
  Fund....................  $177,495,688   0.85% of first $1 billion   $  502,217    $117,586      $  384,631
                                           0.82% of next $1 billion
                                           0.80% over $2 billion
Transamerica Premier Small
  Company Fund............  $209,390,410   0.85% of first $1 billion   $  400,544    $ 90,598      $  309,946
                                           0.82% of next $1 billion
                                           0.80% over $2 billion
Transamerica Premier
  Equity Fund.............  $290,320,821   0.85% of first $1 billion   $2,029,581    $      0      $2,029,581
                                           0.82% of next $1 billion
                                           0.80% over $2 billion
Transamerica Premier Value
  Fund....................  $  9,113,831   0.75% of first $1 billion   $   48,002    $ 48,002      $        0
                                           0.72% of next $1 billion
                                           0.70% over $2 billion
Transamerica Premier Index
  Fund....................  $ 36,344,990   0.30%                       $   90,474    $ 90,474      $        0
Transamerica Premier
  Balanced Fund...........  $ 61,922,440   0.75% of first $1 billion   $  313,648    $      0      $  313,648
                                           0.72% of next $1 billion
                                           0.70% over $2 billion
Transamerica Premier High
  Yield Bond Fund.........  $ 72,816,781   0.55% of first $1 billion   $  190,256    $ 71,180      $  119,076
                                           0.52% of next $1 billion
                                           0.50% over $2 billion
Transamerica Premier Bond
  Fund....................  $ 17,342,517   0.60% of first $1 billion   $   94,177    $ 27,435      $   66,742
                                           0.57% of next $1 billion
                                           0.55% over $2 billion
Transamerica Premier Cash
  Reserve Fund............  $ 76,268,899   0.35%                       $  233,663    $233,663      $        0


---------------

* For the fiscal year ended December 31, 1998, Transamerica Investment Services, Inc., the investment adviser to each of the Funds, waived all or a portion of the advisory fee payable by seven of the nine Funds. See "Amount of Fees Waived".

                                                                      APPENDIX 5

                FUND ADVISORY FEE WAIVERS AND EXPENSE SUBSIDIES

           (EXPRESSED AS AN ANNUAL PERCENTAGE OF AVERAGE NET ASSETS)



                                                          INVESTOR    INSTITUTIONAL    CLASS    CLASS
FUND                                                       CLASS          CLASS          A        M
----                                                      --------    -------------    -----    -----
Transamerica Premier Aggressive Growth Fund.............    1.40%          N/A         1.50%    1.75%
Transamerica Premier Small Company Fund.................    1.40%          N/A         1.50%    1.75%
Transamerica Premier Equity Fund........................    1.50%          N/A         1.60%    1.85%
Transamerica Premier Value Fund.........................    1.20%          N/A         1.30%    1.55%
Transamerica Premier Index Fund.........................    0.25%          N/A         0.50%    0.75%
Transamerica Premier Balanced Fund......................    1.45%          N/A         1.55%    1.80%
Transamerica Premier High Yield Bond Fund...............    0.90%         0.65%         N/A      N/A
Transamerica Premier Bond Fund..........................    1.30%          N/A         1.40%    1.65%
Transamerica Premier Cash Reserve Fund..................    0.25%          N/A         0.60%    0.85%

                                                                      APPENDIX 6

                DATES RELATING TO INVESTMENT ADVISORY AGREEMENTS


                                                                           FORMER            FORMER
                                                          DATE OF        INVESTMENT        INVESTMENT
                                                           FORMER         ADVISORY          ADVISORY
                                                         INVESTMENT    AGREEMENT LAST    AGREEMENT LAST
                                        COMMENCEMENT      ADVISORY      APPROVED BY       APPROVED BY
FUND                                    OF OPERATIONS    AGREEMENT      SHAREHOLDERS       DIRECTORS
----                                    -------------    ----------    --------------    --------------
Transamerica Premier Aggressive Growth
  Fund................................     6/30/97         7/1/97          7/1/97           11/6/98
Transamerica Premier Small Company
  Fund................................     6/30/97         7/1/97          7/1/97           11/6/98
Transamerica Premier Equity Fund......     10/2/95        10/2/95         10/2/95           11/6/98
Transamerica Premier Value Fund.......     3/31/98        3/31/98         3/31/98           11/6/98
Transamerica Premier Index Fund.......     10/2/95        10/2/95         10/2/95           11/6/98
Transamerica Premier Balanced Fund....     10/2/95        10/2/95         10/2/95           11/6/98
Transamerica Premier High Yield Bond
  Fund................................     6/30/98        6/30/98         6/30/98           11/6/98
Transamerica Premier Bond Fund........     10/2/95        10/2/95         10/2/95           11/6/98
Transamerica Premier Cash Reserve
  Fund................................     10/2/95        10/2/95         10/2/95           11/6/98

                                                                      APPENDIX 7

                   DIRECTORS AND OFFICERS ASSOCIATED WITH TIS


NAME                   POSITION WITH THE CORPORATION
----                   -----------------------------
Gary U. Rolle........  Director
Susan R. Hughes......  Treasurer and Chief Accounting Officer

                                                                      APPENDIX 8


                               FEES PAID TO TSSC


                                                                              AGGREGATE FEE
                                                               FISCAL         PAID TO TSSC
                            FUND                              YEAR END      (RULE 12B-1 FEES)
                            ----                              --------      -----------------
Transamerica Premier Aggressive Growth Fund.................  12/31/98          $147,716
Transamerica Premier Small Company Fund.....................  12/31/98          $117,806
Transamerica Premier Equity Fund............................  12/31/98          $596,940
Transamerica Premier Value Fund.............................  12/31/98          $ 16,004
Transamerica Premier Index Fund.............................  12/31/98          $ 30,165
Transamerica Premier Balanced Fund..........................  12/31/98          $104,547
Transamerica Premier High Yield Bond Fund...................  12/31/98          $    867
Transamerica Premier Bond Fund..............................  12/31/98          $ 39,239
Transamerica Premier Cash Reserve Fund......................  12/31/98          $      6

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT A

                          TRANSAMERICA INVESTORS, INC.
           INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT


     THIS AGREEMENT is made and entered into this   day of           , 1999, by
and between Transamerica Investors, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Corporation"), and Transamerica Investment Services, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Adviser").


     WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each pursuing its investment objectives through separate investment policies;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment advisory services;


     WHEREAS, the Corporation desires to retain the Adviser to render investment management and administrative services with respect to its Premier Aggressive Growth Fund and Premier Small Company Fund (the "Funds"); and


     WHEREAS, the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:


I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER


     The Adviser is hereby appointed to serve as the investment adviser to the Funds, to provide the investment advisory and administrative services set forth in Section II of this Agreement, subject to the terms of this Agreement and the policies and control of the Corporation's Board of Directors (the "Board"). The Adviser hereby accepts such employment.


     In the event that the Corporation establishes one or more series other than the Funds with respect to which it desires to retain the Adviser to serve as investment adviser hereunder, the Corporation will notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it will so notify the Corporation in writing, whereupon such series will become a "Fund" hereunder and will be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that such provisions (including those relating to the compensation payable by such Fund to the Adviser) are modified with respect to such Fund in writing by the Corporation and the Adviser at the time.



     It is understood and agreed that the Adviser will enter into an Administrative Services Agreement with Transamerica Occidental Life Insurance Company (the "Administrator") under which the Administrator will furnish management and administrative personnel and services to assist the Adviser in carrying out its responsibilities under this Agreement including, without limitation, the responsibilities under Sections II.A., II.B., II.C., II.D., II.E., II.F. and II.L. of this Agreement, subject to the provisions of the 1940 Act and the Advisers Act. It is understood and agreed that the Administrator may enter into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Sub-Administrator") under which the Sub-Administrator will furnish certain administrative services to assist the Administrator in carrying out its responsibilities under its Administrative Services Agreement, subject to the provisions of the 1940 Act and the Advisers Act.


     The Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Corporation in any way or otherwise be deemed an agent for the Corporation.

     The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Corporation in buying, selling or otherwise disposing of or managing the Corporation's investments, subject to the supervision of the Board.


II.  DUTIES OF THE ADVISER


     The Corporation employs the Adviser:

          A. to supervise all aspects of the operations of the Corporation and each Fund, including the supervision and coordination of transfer agency, custodial and accounting services; provided however, that nothing herein shall be deemed to relieve or deprive the Board of its responsibilities for and control of the conduct of the affairs of the Corporation and each Fund;

          B. to provide the Corporation and each Fund with such corporate, administrative and clerical personnel (including officers of the Corporation), and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Corporation and each Fund;

          C. to arrange for the periodic preparation, updating, filing and distribution (as applicable) of the Corporation's registration statement, proxy material, tax returns and required reports to each Fund's shareholders and the Securities and Exchange Commission (the "Commission") and other appropriate federal and state regulatory authorities;

          D. to provide the Corporation and each Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items;

          E. to perform other administrative functions for the Corporation as the Board may deem necessary and appropriate including:

             1. computation and publication of each Fund's daily net asset value and daily income;

             2.  computation of each Fund's yields and total returns;

             3. schedule, plan agendas for, and conduct meeting of the directors and shareholders;

             4.  coordinate the efforts of the Corporation's auditors;

             5. maintain corporate records not otherwise maintained by the Corporation's custodian, transfer agent, or accounting agent;

             6. monitor state and federal laws as they may apply to the Corporation and the Funds;

             7. prepare for execution and file all the Corporation's federal, state and local tax returns and required tax filings other than those required to be made by the Corporation's custodian and transfer agent; and

             8. coordinate the efforts of attorneys providing legal advice relating to the Corporation;


          F. to maintain the Corporation's existence, and during such times as the shares of the Corporation are publicly offered, maintain the registration and qualification of the Corporation's shares under federal and state law;



          G. to obtain and evaluate pertinent information about significant developments, including economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds in particular, whether concerning the individual issuers of the securities included in the Funds or the activities in which the issuers engage, or whether concerning the securities that the Adviser considers desirable for inclusion in the Funds;


          H. to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board;

          I. to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board;

          J. to give instructions to the custodian and/or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement;

          K. to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds; and

          L. to arrange for the periodic preparation, updating, filing and distribution (as applicable) of the Corporation's state registration statements.


III.  REPRESENTATIONS AND WARRANTIES



  A.  Representations and Warranties of the Adviser



     The Adviser hereby represents and warrants to the Corporation as follows:


          1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement and will immediately notify the Corporation of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser by operation of Section 9(a) of the 1940 Act or otherwise.

          3. Best Efforts. The Adviser at all times shall provide its best judgment and efforts to the Corporation in carrying out its obligations hereunder.


          4. Code of Ethics. The Adviser has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and will provide the Corporation with a copy of such code of ethics and all subsequent modifications, together with evidence of its adoption. At least annually the Adviser will provide the Corporation with a report describing the implementation of the code of ethics during the immediately preceding twelve (12) month period.



  B.  Representations and Warranties of the Corporation and the Funds



     The Corporation, on behalf of the Funds, hereby represents and warrants to the Adviser as follows:


          1. Due Incorporation and Organization. The Corporation has been duly incorporated under the laws of the state of Maryland and it is authorized to enter into this Agreement and to carry out its terms.


          2. Registration. The Corporation is registered as an investment company with the Commission under the 1940 Act, and shares of the Corporation will be registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws. Such registrations shall be kept in effect during the term of this Agreement.



IV.  BROKER-DEALER RELATIONSHIPS



  A.  Fund Trades



     The Adviser shall place all orders for the purchase and sale of securities for the Funds with brokers and dealers selected by the Adviser, which may, if approved by the Corporation, include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to obtain the most favorable price and execution. The Adviser will engage only those brokers or dealers offering prices and commission rates it believes are reasonable in relation to the benefits received.



  B.  Selection of Broker-Dealers



     In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services, prices and commissions (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services, prices and commissions for executing a portfolio transaction for the Funds that is in excess of the amount of the price and commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such price and commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the prices and commissions paid by the Funds to determine if over representative periods of time they were reasonable in relation to the benefits received. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, or any affiliated person of the Corporation or the Adviser, acting as principal in the transaction, except to the extent permitted by the Commission, the 1940 Act, and approved by the Corporation.



  C.  Aggregation of Securities Purchases


     The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser's other clients have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

     It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.


V.  CONTROL BY THE BOARD


     Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Corporation pursuant thereto, shall at all times be subject to any directives of the Board.

VI.  COMPLIANCE WITH APPLICABLE REQUIREMENTS


     In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

          A. all applicable provisions of the 1940 Act and the rules and regulations thereunder;

          B. the provisions of the registration statement of the Corporation, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

          C. the provisions of the Corporation's Articles of Incorporation, as amended;

          D.  the provisions of the Bylaws of the Corporation, as amended; and

          E.  any other applicable provisions of state and federal law.


VII.  COMPENSATION


     For the services to be rendered by the Adviser pursuant to this Agreement, the Corporation shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, compensation at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Adviser's compensation shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the daily net assets of each Fund and shall be paid to the Adviser monthly. Prior to performing any services pursuant to this Agreement, the Adviser may elect to waive all or a portion of the compensation that the Adviser would otherwise be entitled to receive pursuant to this Agreement for performing such services.

     No Fund of the Corporation shall be liable for the obligations of any other Fund of the Corporation. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

     In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.


VIII.  EXPENSES


     The expenses in connection with the management of the Funds shall be allocable between the Corporation and the Adviser or the Administrator as follows:


  A.  Expenses of the Corporation


     Except for those expenses agreed to be paid by the Adviser or the Administrator pursuant to Sections VIII.B. and IX of this Agreement, the Corporation shall pay all of its expenses including, without limitation, the following expenses:

          1.  Compensation to be paid to the Adviser pursuant to this Agreement;

          2.  Interest and taxes;

          3. Brokerage commissions and other costs in connection with the purchase or sale of securities, commodities, and other investments for the Corporation, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

          4. Fees and expenses of its directors (other than those who are "interested persons" of the Corporation or the Adviser);

          5. Fees and expenses of the Corporation's independent public accountants;

          6. Transfer agent, custodian, and dividend disbursement agent fees and expenses;

          7. Fees of dividend, accounting and pricing agents appointed by the Corporation;

          8. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under state and federal securities laws;

          9. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses);

          10. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

          11.  Expenses of preparing and typesetting prospectuses;

          12. Expenses of printing and mailing prospectuses sent to existing shareholders;


          13. All expenses incident to the payment of any dividend, distribution, or redemption, whether in shares of the Fund or in cash;


          14. Insurance premiums on property or personnel (including, without limitation, officers and directors of the Corporation which inure to its benefit);

          15. Such nonrecurring or extraordinary expenses as may arise, including, without limitation, litigation expenses affecting the Corporation and any indemnification by the Corporation of its officers, directors or agents with respect thereto;

          16. All costs attributable to periodic shareholder reports (including, without limitation, annual and semi-annual reports);

          17.  All costs attributable to proxy solicitations;

          18.  Attorneys' fees of the Corporation; and

          19. Such other expenses that the Board, from time to time, determines are properly payable by the Corporation.


  B.  Expenses of the Adviser or the Administrator


     The expenses payable by the Adviser or the Administrator are:

          1. The salaries, employment benefits and related costs of those personnel necessary to perform the Adviser's obligations under this Agreement;

          2. The expense of providing office space, equipment and facilities for the Corporation; and

          3. The fees and expenses of all directors of the Corporation who are "interested persons" (as defined in the 1940 Act) of the Corporation or of the Adviser and any salaries and employment benefits of the officers of the Corporation who are affiliated persons of the Adviser for acting as officers of the Corporation.


IX.  EXPENSE PAYMENTS AND LIMITATIONS


     The Adviser believes that it is in the Adviser's best interests that the expenses of the Corporation be capped from time to time. Accordingly, the Adviser agrees to pay expenses related to the operation of the Corporation to the extent necessary to achieve this goal.

     In addition, if the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs and certain other excludable expenses) would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which shares of the Corporation are qualified for offer and sale, the Adviser agrees, unless a waiver is obtained, to reduce its compensation in order to reduce such excess expenses.

X.  REPORTS


     The Corporation and the Adviser agree to furnish to each other, as applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.


XI.  NON-EXCLUSIVITY


     The services of the Adviser to the Corporation are not to be deemed exclusive, and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services to the Corporation are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Corporation, and that officers or directors of the Corporation may serve as officers or directors of the Adviser to the extent permitted by law. The officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm, corporation or trust, including other investment companies.


XII.  CERTAIN RECORDS


     The Adviser shall keep and maintain all books and records with respect to each Fund's investment transactions required by Rule 31a-1 and Rule 2a-7 under the 1940 Act and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser and other entities providing services to the Corporation shall maintain for the Corporation any other information that is required to be filed by the Corporation with the Commission or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the Commission. The Adviser agrees that all records that it maintains on behalf of the Corporation are the property of the Corporation and the Adviser will surrender promptly to the Corporation any of such records upon the Corporation's request; provided, however, that the Adviser may retain a copy of such records.

     In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 and Rule 2a-7 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Corporation).


XIII.  LIABILITY OF ADVISER AND INDEMNIFICATION



  A.  Liability


     The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser shall not be liable to the Corporation or to any shareholder of the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except:

          1. for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby;

          2. to the extent specified in Section 36(b) of the 1940 Act concerning losses resulting from a breach of fiduciary duty with respect to the Adviser's receipt of compensation; and

          3. for a loss resulting from any breach of any representation and warranty contained in Section III of this Agreement.

     As used in this Section XIII, the term "Adviser" shall include any affiliates of the Adviser performing services for the Corporation contemplated hereby and the directors, officers, employees and other corporate agents of the Adviser and such affiliates.

  B.  Indemnification


     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, to the fullest extent permitted by applicable law, the Corporation hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Fund or otherwise) by the Corporation, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.


XIV.  TERM



     This Agreement shall not become effective unless and until it is approved:
(a) by the Board, including a majority of directors who are not interested persons of any party to this Agreement, and (b) by the shareholders of each Fund. Having been so approved, this Agreement shall come into full force and effect on the date on which it is executed. This Agreement shall not become effective as to any subsequently created Fund until it has been approved by the Board and the shareholders of such Fund. As to each Fund, the Agreement shall remain in effect (unless terminated as hereinafter provided) until two years from the date of execution.



XV.  RENEWAL


     Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, so long as such continuance is specifically approved at least annually:

          A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

          B. by either the Board or the vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


XVI.  TERMINATION


     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the directors of the Corporation or by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Corporation or a Fund, on sixty (60) days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.


XVII.  AMENDMENTS


     This Agreement may be amended at any time or from time to time with respect to any Fund by an instrument in writing signed by a duly authorized officer of the Corporation and by a duly authorized officer of the Adviser, but no amendment to this Agreement shall be effective with respect to any Fund until such amendment is approved:

          A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

          B. by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Fund; provided, however, that if the shareholders of any Fund fail to approve the

     Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


XVIII.  GOVERNING LAW


     This Agreement shall be governed by the laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.


XIX.  NOTICE


     Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:   Transamerica Investment Services, Inc.
                          1150 South Olive Street
                          Los Angeles, CA 90015

                          Attn: Corporate Secretary

     To the Corporation at:
                          Transamerica Investors, Inc.
                          1150 South Olive Street
                          Los Angeles, CA 90015

                          Attn: Corporate Secretary

     Each such notice, advice or report shall be effective upon receipt or three days after mailing.


XX.  SEVERABILITY


     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


XXI.  ENTIRE AGREEMENT


     This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


XXII.  1940 ACT


     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                            TRANSAMERICA INVESTORS, INC.


                                            BY:
                                              ----------------------------------


                                            TITLE:


                                               ---------------------------------


ATTEST:


       ---------------------------------------------------


                                            TRANSAMERICA INVESTMENT SERVICES,
                                            INC.



                                            BY:

                                              ----------------------------------

                                            TITLE:

                                               ---------------------------------


ATTEST:


       ---------------------------------------------------

                                   SCHEDULE A
                                     TO THE
           INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT
                                    BETWEEN
                          TRANSAMERICA INVESTORS, INC.
                                      AND
                     TRANSAMERICA INVESTMENT SERVICES, INC.

     Pursuant to Section VII of this Agreement, the Corporation shall pay the Adviser compensation at an effective annual rate as follows:


NAME OF FUND                                                  ANNUAL RATE OF COMPENSATION
------------                                                  ---------------------------
Premier Aggressive Growth...................................  0.85% of first $1 billion
                                                              0.82% of next $1 billion
                                                              0.80% over $2 billion
Premier Small Company.......................................  0.85% of first $1 billion
                                                              0.82% of next $1 billion
                                                              0.80% over $2 billion
Premier High-Yield Bond.....................................  0.55% of first $1 billion
                                                              0.52% of next $1 billion
                                                              0.50% over $2 billion
Premier Value...............................................  0.75% of first $1 billion
                                                              0.72% of next $1 billion
                                                              0.70% over $2 billion

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT B


                          TRANSAMERICA INVESTORS, INC.

           INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

     THIS AGREEMENT is made and entered into this                day of
            , 1999 by and between Transamerica Investors, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Corporation"), and Transamerica Investment Services, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Adviser").


     WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each pursuing its investment objectives through separate investment policies;


     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment advisory services;

     WHEREAS, the Corporation desires to retain the Adviser to render investment management and administrative services with respect to its Premier Equity Fund, Premier Index Fund, Premier Bond Fund, Premier Balanced Fund, Premier Cash Reserve Fund, and such other funds as the Corporation may establish in the future (the "Funds"); and

     WHEREAS, the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER

     The Adviser is hereby appointed to serve as the investment adviser to the Funds, to provide the investment advisory and administrative services set forth in Section II of this Agreement, subject to the terms of this Agreement and the policies and control of the Corporation's Board of Directors (the "Board"). The Adviser hereby accepts such employment.

     It is understood and agreed that the Adviser will enter into an Administrative Services Agreement with Transamerica Occidental Life Insurance Company (the "Administrator") under which the Administrator will furnish management and administrative personnel and services to assist the Adviser in carrying out its responsibilities under this Agreement including, without limitation, the responsibilities under Sections II.A., II.B., II.C., II.D., II.E., II.F. and II.L. of this Agreement, subject to the provisions of the 1940 Act and the Advisers Act. It is understood and agreed that the Administrator may enter into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Sub-Administrator") under which the Sub-Administrator will furnish certain administrative services to assist the Administrator in carrying out its responsibilities under its Administrative Services Agreement, subject to the provisions of the 1940 Act and the Advisers Act.

     The Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Corporation in any way or otherwise be deemed an agent for the Corporation.

     The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Corporation in buying, selling or otherwise disposing of or managing the Corporation's investments, subject to the supervision of the Board.

II.  DUTIES OF THE ADVISER

     The Corporation employs the Adviser:

     A. to supervise all aspects of the operations of the Corporation and each Fund, including the supervision and coordination of transfer agency, custodial and accounting services; provided however, that nothing herein shall be deemed to relieve or deprive the Board of its responsibilities for and control of the conduct of the affairs of the Corporation and each Fund;

     B. to provide the Corporation and each Fund with such corporate, administrative and clerical personnel (including officers of the Corporation), and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Corporation and each Fund;

     C. to arrange for the periodic preparation, updating filing and distribution (as applicable) of the Corporation's registration statement, proxy material, tax returns and required reports to each Fund's shareholders and the Securities and Exchange Commission (the "Commission") and other appropriate federal and state regulatory authorities;

     D. to provide the Corporation and each Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items;

     E. to perform other administrative functions for the Corporation as the Board may deem necessary and appropriate including:

        1. computation and publication of each Fund's daily net asset value and daily income;

        2.  computation of each Fund's yields and total returns;

        3. schedule, plan agendas for, and conduct meeting of the directors and shareholders;

        4.  coordinate the efforts of the Corporation's auditors;

        5. maintain corporate records not otherwise maintained by the Corporation's custodian, transfer agent, or accounting agent;

        6. monitor state and federal laws as they may apply to the Corporation and the Funds;

        7. prepare for execution and file all the Corporation's federal, state and local tax returns and required tax filings other than those required to be made by the Corporation's custodian and transfer agent; and

        8. coordinate the efforts of attorneys providing legal advice relating to the Corporation;

     F. to maintain the Corporation's existence, and during such times as the shares of the Corporation are publicly offered, maintain the registration and qualification of the Corporation's shares under federal and state law,


     G. to obtain and evaluate pertinent information about significant developments, including economic, statistical and financial data domestic, foreign or otherwise, whether affecting the economy generally or the Funds in particular, whether concerning the individual issuers of the securities included in the Funds or the activities in which the issuers engage, or whether concerning the securities that the Adviser considers desirable for inclusion in the Funds;


     H. to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board;

     I. to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board;

     J. to give instructions to the custodian and/or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement;


     K. to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds; and

     L. to arrange for the periodic preparation, updating, filing and distribution (as applicable) of the Corporation's state registration statements.


III.  REPRESENTATIONS AND WARRANTIES



     A.  REPRESENTATIONS AND WARRANTIES OF THE ADVISER


     The Adviser hereby represents and warrants to the Corporation as follows:


        1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.



        2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement and will immediately notify the Corporation of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser by operation of Section 9(a) of the 1940 Act or otherwise.


        3. Best Efforts. The Adviser at all times shall provide its best judgment and efforts to the Corporation in carrying out its obligations hereunder.

        4. Code of Ethics. The Adviser has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and will provide the Corporation with a copy of such code of ethics and all subsequent modifications, together with evidence of its adoption. At least annually the Adviser will provide the Corporation with a report describing the implementation of the code of ethics during the immediately preceding twelve (12) month period.


     B.  REPRESENTATIONS AND WARRANTIES OF THE CORPORATION AND THE FUNDS



     The Corporation, on behalf of the Funds, hereby represents and warrants to the Adviser as follows:


        1. Due Incorporation and Organization. The Corporation has been duly incorporated under the laws of the state of Maryland and it is authorized to enter into this Agreement and to carry out its terms.


        2. Registration. The Corporation is registered as an investment company with the Commission under the 1940 Act, and shares of the Corporation will be registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws. Such registrations shall be kept in effect during the term of this Agreement.



IV.  BROKER-DEALER RELATIONSHIPS


     A.  FUND TRADES

     The Adviser shall place all orders for the purchase and sale of securities for the Funds with brokers and dealers selected by the Adviser, which may, if approved by the Corporation, include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to obtain the most favorable price and execution. The Adviser will engage only those brokers or dealers offering prices and commission rates it believes are reasonable in relation to the benefits received.


     B.  SELECTION OF BROKER-DEALERS


     In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services, prices and commissions (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services, prices and commissions for executing a portfolio transaction for the Funds that is in excess of the amount of the price and commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such price and commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the prices and commissions paid by the Funds to determine if over representative periods of time they were reasonable in relation to the benefits received. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, or any affiliated person of the Corporation or the Adviser, acting as principal in the transaction, except to the extent permitted by the Commission, the 1940 Act, and approved by the Corporation.


     C.  AGGREGATION OF SECURITIES PURCHASES

     The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser's other clients have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

     It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.


V.  CONTROL BY THE BOARD


     Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Corporation pursuant thereto, shall at all times be subject to any directives of the Board.

VI.  COMPLIANCE WITH APPLICABLE REQUIREMENTS

     In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

        A. all applicable provisions of the 1940 Act and the rules and regulations thereunder;

        B. the provisions of the registration statement of the Corporation as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

        C. the provisions of the Corporation's Articles of Incorporation, as amended;

        D.  the provisions of the Bylaws of the Corporation, as amended; and

        E.  any other applicable provisions of state and federal law.

VII.  COMPENSATION


     For the services to be rendered by the Adviser pursuant to this Agreement, the Corporation shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, compensation at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Adviser's compensation shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the daily net assets of each Fund and shall be paid to the Adviser monthly. Prior to performing any services pursuant to this Agreement, the Adviser may elect to waive all or a portion of the compensation that the Adviser would otherwise be entitled to receive pursuant to this Agreement for performing such services.


     No Fund of the Corporation shall be liable for the obligations of any other Fund of the Corporation. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

     In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

VIII.  EXPENSES

     The expenses in connection with the management of the Funds shall be allocable between the Corporation and the Adviser or the Administrator as follows:

     A.  EXPENSES OF THE CORPORATION

     Except for those expenses agreed to be paid by the Adviser or the Administrator pursuant to Sections VIII.B. and IX of this Agreement, the Corporation shall pay all of its expenses including, without limitation, the following expenses:

         1.  Compensation to be paid to the Adviser pursuant to this Agreement;

         2.  Interest and taxes;

         3. Brokerage commissions and other costs in connection with the purchase or sale of securities, commodities, and other investments for the Corporation, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

         4. Fees and expenses of its directors (other than those who are "interested persons" of the Corporation or the Adviser);

         5. Fees and expenses of the Corporation's independent public accountants;

         6. Transfer agent, custodian, and dividend disbursement agent fees and expenses;

         7. Fees of dividend, accounting and pricing agents appointed by the Corporation;

         8. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under state and federal securities laws;

         9. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses);

        10. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

        11.  Expenses of preparing and typesetting prospectuses;

        12. Expenses of printing and mailing prospectuses sent to existing shareholders;


        13. All expenses incident to the payment of any dividend, distribution, or redemption, whether in shares of the Fund or in cash;


        14. Insurance premiums on property or personnel (including, without limitation, officers and directors of the Corporation which inure to its benefit);

        15. Such nonrecurring or extraordinary expenses as may arise, including without limitation, litigation expenses affecting the Corporation and any indemnification by the Corporation of its officers, directors or agents with respect thereto;

        16. All costs attributable to periodic shareholder reports (including, without limitation, annual and semi-annual reports);

        17.  All costs attributable to proxy solicitations;

        18.  Attorneys' fees of the Corporation; and

        19. Such other expenses that the Board, from time to time, determines are properly payable by the Corporation.

     B.  EXPENSES OF THE ADVISER OR THE ADMINISTRATOR

     The expenses payable by the Adviser or the Administrator are:

        1. The salaries, employment benefits and related costs of those personnel necessary to perform the Adviser's obligations under this Agreement;

        2. The expense of providing office space, equipment and facilities for the Corporation; and

        3. The fees and expenses of all directors of the Corporation who are "interested persons" (as defined in the 1940 Act) of the Corporation or of the Adviser and any salaries and employment benefits of the officers of the Corporation who are affiliated persons of the Adviser for acting as officers of the Corporation.

IX.  EXPENSE PAYMENTS AND LIMITATIONS

     The Adviser believes that it is in the Adviser's best interests that the expenses of the Corporation be capped from time to time. Accordingly, the Adviser agrees to pay expenses related to the operation of the Corporation to the extent necessary to achieve this goal.


     In addition, if the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs and certain other excludable expenses) would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which shares of the Corporation are qualified for offer and sale, the Adviser agrees, unless a waiver is obtained, to reduce its compensation in order to reduce such excess expenses.

X.  REPORTS

     The Corporation and the Adviser agree to furnish to each other, as applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

XI.  NON-EXCLUSIVITY


     The services of the Adviser to the Corporation are not to be deemed exclusive, and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services to the Corporation are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Corporation, and that officers or directors of the Corporation may serve as officers or directors of the Adviser to the extent permitted by law. The officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm, corporation or trust, including other investment companies.



XII.  CERTAIN RECORDS



     The Adviser shall keep and maintain all books and records with respect to each Fund's investment transactions required by Rule 31a-1 and Rule 2a-7 under the 1940 Act and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser and other entities providing services to the Corporation shall maintain for the Corporation any other information that is required to be filed by the Corporation with the Commission or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the Commission. The Adviser agrees that all records that it maintains on behalf of the Corporation are the property of the Corporation and the Adviser will surrender promptly to the Corporation any of such records upon the Corporation's request; provided, however, that the Adviser may retain a copy of such records.


     In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 and Rule 2a-7 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Corporation).

XIII.  LIABILITY OF ADVISER AND INDEMNIFICATION

     A.  LIABILITY

     The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser shall not be liable to the Corporation or to any shareholder of the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except:


        1. for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby;



        2. to the extent specified in Section 36(b) of the 1940 Act concerning losses resulting from a breach of fiduciary duty with respect to the Adviser's receipt of compensation; and



        3. for a loss resulting from any breach of any representation and warranty contained in Section III of this Agreement.



     As used in this Section XIII, the term "Adviser" shall include any affiliates of the Adviser performing services for the Corporation contemplated hereby and the directors, officers, employees and other corporate agents of the Adviser and such affiliates.

     B.  INDEMNIFICATION


     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, to the fullest extent permitted by applicable law, the Corporation hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Fund or otherwise) by the Corporation, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.


XIV.  TERM


     This Agreement shall not become effective unless and until it is approved:
(a) by the Board, including a majority of directors who are not interested persons of any party to this Agreement, and (b) by the shareholders of each Fund. Having been so approved, this Agreement shall come into full force and effect on the date on which it is executed. This Agreement shall not become effective as to any subsequently created Fund until it has been approved by the Board and the shareholders of such Fund. As to each Fund, the Agreement shall remain in effect (unless terminated as hereinafter provided) until two years from the date of execution.


XV.  RENEWAL


     Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, so long as such continuance is specifically approved at least annually:



        A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and



        B. by either the Board or the vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


XVI.  TERMINATION


     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the directors of the Corporation or by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Corporation or a Fund, on sixty (60) days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.


XVII.  AMENDMENTS


     This Agreement may be amended at any time or from time to time by an instrument in writing signed by a duly authorized officer of the Corporation and by a duly authorized officer of the Adviser, but no amendment to this Agreement shall be effective until such amendment is approved:


        A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

        B. by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Corporation; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

XVIII.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

XIX.  NOTICE

     Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

           To the Adviser at:  Transamerica Investment Services, Inc.
                            1150 South Olive Street
                            Los Angeles, CA 90015


                            Attn:  Corporate Secretary


           To the Corporation at:  Transamerica Investors, Inc.
                               1150 South Olive Street
                               Los Angeles, CA 90015

                               Attn:  Corporate Secretary

     Each such notice, advice or report shall be effective upon receipt or three days after mailing.

XX.  SEVERABILITY


     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


XXI.  ENTIRE AGREEMENT

     This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understanding relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but such counterparts shall, together, constitute only one instrument.

XXII.  1940 ACT


     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                            TRANSAMERICA INVESTORS, INC.


                                            By:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------

Attest:
----------------------------------------------

                                            TRANSAMERICA INVESTMENT SERVICES,
                                            INC.

                                            By:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------

Attest:
----------------------------------------------

                                   SCHEDULE A
                                     TO THE
           INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT
                                    BETWEEN

                          TRANSAMERICA INVESTORS, INC.

                                      AND
                     TRANSAMERICA INVESTMENT SERVICES, INC.


     Pursuant to Section VII of this Agreement, the Corporation shall pay the Adviser compensation at an effective annual rate as follows:



                        NAME OF FUND                            ANNUAL RATE OF COMPENSATION
                        ------------                          -------------------------------
Premier Equity..............................................  0.85% of first $1 billion
                                                              0.82% of next $1 billion
                                                              0.80% over $2 billion
Premier Index...............................................  0.30% of first $1 billion
                                                              0.30% of next $1 billion
                                                              0.30% over $2 billion
Premier Bond................................................  0.60% of first $1 billion
                                                              0.57% of next $1 billion
                                                              0.55% over $2 billion
Premier Balanced............................................  0.75% of first $1 billion
                                                              0.72% of next $1 billion
                                                              0.70% over $2 billion
Premier Cash Reserve........................................  0.35% of first $1 billion
                                                              0.35% of next $1 billion
                                                              0.35% over $2 billion

                          TRANSAMERICA INVESTORS, INC.
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015


   The undersigned hereby appoints Nooruddin S. Veerjee and Nicki A. Bair, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of the Fund set forth on the reverse side of this proxy, held of record as of May 10, 1999 at the Special Meeting of Shareholders to be held at the executive offices of the Corporation, 1150 South Olive Street, Los Angeles, CA 90015 on June 16, 1999, at 10 a.m. (Pacific Time), and at any and all of the adjournments(s) or postponements(s) thereof.




   THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.


   The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

   Note: Please sign exactly as the name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                                          DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------       ------------------------------------------------------------
------------------------------------------------------------       ------------------------------------------------------------
------------------------------------------------------------       ------------------------------------------------------------

   PLEASE MARK VOTES
 X
   AS IN THIS EXAMPLE

------------------------------------------------------------
                          TRANSAMERICA INVESTORS, INC.
------------------------------------------------------------

CONTROL NUMBER:


      RECORD DATE SHARES:


                                              FOR     AGAINST   ABSTAIN


       1. To approve the new investment      [ ]       [ ]       [ ]
          advisory agreement between the
          Fund and Transamerica Investment
          Services, Inc.


      PLEASE SIGN EXACTLY AS NAME APPEARS TO THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNING FOR A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

      Mark box at right if an address change or comment has
      been noted on the reverse side of this card.               [ ]

                                                           ---------------------


 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.      DATE

------------------------------------------------------------

           --SHAREHOLDER SIGN HERE--           --CO-OWNER SIGN HERE--
------------------------------------------------------------

                  TRANSAMERICA INVESTORS, INC. (PREMIER FUNDS)

Questions and Answers for Proxy Solicitation Purposes - May 19, 1999

1.   What is this document that I received in the mail?

     You received a proxy statement, which asks you to approve a new investment advisory agreement and a proxy card that you should use to vote on the approval.

2.   What is the investment advisory agreement?

     That is the agreement under which Transamerica Investment Services manages the securities portfolio and provides other business services to your fund.

3.   Why am I being asked to approve a new investment advisory agreement?

     Transamerica Corporation, the parent company of the investment adviser of your fund, has agreed to be acquired by AEGON, a Netherlands insurance company that owns other U.S. insurance companies. Under the U.S. law that regulates mutual funds, the investment advisory agreement automatically terminates when the investment adviser or, in this case, its parent company, is sold. In order for Transamerica Investment Services to continue to act as investment adviser to your fund, the shareholders must vote to approve a new advisory agreement.

4.   Will the sale of Transamerica affect the way that my fund is managed?

     The current plan is to maintain the facilities and organization of the adviser as they relate to your fund.

5. Will fees increase? Are there any substantive changes to the investment advisory agreement?

     No. The advisory fee rates will remain the same. In addition, the investment advisory agreement is, in all material respects, identical to the agreement that is presently in place.

6.   What action do I need to take now?

     Your fund's Board of Directors has recommended that you vote to approve the investment advisory agreement. You should read the proxy statement, vote your shares by marking the proxy card to approve the agreement if that is your intention, then place the proxy card in the envelope provided and send it back to us.

7.   What happens if the investment advisory agreement is not approved?

     It would be up to the Board of Directors to decide how to best provide for the continued management of your fund in that case. In order to avoid any possible disruption to your fund, we are encouraging you to take the time to read the proxy statement, fill out the proxy card and send it back to us.

     Should you have any further questions, please contact Georgeson & Company at 800-223-2064.